                               POWER OF ATTORNEY

     We, the undersigned hereby constitute Charles W. Cramb and Richard K. Willard, or either of them, our true and lawful attorneys with full power to sign for us in our name and in the capacity indicated below the Annual Report on Form 10-K pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, filed for the Company with the Securities and Exchange Commission for the year ended December 31, 1999, and any and all amendments and supplements thereto, hereby ratifying and confirming our signatures as they may be signed by our said attorneys, or either of them, to said Report and to any and all amendments and supplements to said Report.

     WITNESS Our Hand and Seal on the Date set forth below.

                     SIGNATURES                                        TITLE                       DATE
                     ----------                                        -----                       ----

                /s/ MICHAEL C. HAWLEY                          Chairman of the Board          March 16, 2000
-----------------------------------------------------  of Directors, Chief Executive Officer
                  Michael C. Hawley                                and Director

                /s/ CHARLES W. CRAMB                      Senior Vice President and Chief     March 16, 2000
-----------------------------------------------------            Financial Officer
                  Charles W. Cramb

                  /s/ MARK N. EDOFF                        Principal Accounting Officer       March 16, 2000
-----------------------------------------------------
                    Mark N. Edoff

                /s/ WARREN E. BUFFETT                                Director                 March 16, 2000
-----------------------------------------------------
                  Warren E. Buffett

                 /s/ WILBUR H. GANTZ                                 Director                 March 16, 2000
-----------------------------------------------------
                   Wilbur H. Gantz

               /s/ MICHAEL B. GIFFORD                                Director                 March 16, 2000
-----------------------------------------------------
                 Michael B. Gifford

                /s/ CAROL R. GOLDBERG                                Director                 March 16, 2000
-----------------------------------------------------
                  Carol R. Goldberg

               /s/ DENNIS F. HIGHTOWER                               Director                 March 16, 2000
-----------------------------------------------------
                 Dennis F. Hightower

                /s/ HERBERT H. JACOBI                                Director                 March 16, 2000
-----------------------------------------------------
                  Herbert H. Jacobi

                 /s/ HENRY R. KRAVIS                                 Director                 March 16, 2000
-----------------------------------------------------
                   Henry R. Kravis

               /s/ JORGE PAULO LEMANN                                Director                 March 16, 2000
-----------------------------------------------------
                   Jorge Paulo Lemann

              /s/ RICHARD R. PIVIROTTO                               Director                 March 16, 2000
-----------------------------------------------------
                Richard R. Pivirotto

             /s/ ALEXANDER B. TROWBRIDGE                             Director                 March 16, 2000
-----------------------------------------------------
               Alexander B. Trowbridge

                /s/ MARJORIE M. YANG                                 Director                 March 16, 2000
-----------------------------------------------------
                    Marjorie M. Yang

                 /s/ ALFRED M. ZEIEN                                 Director                 March 16, 2000
-----------------------------------------------------
                    Alfred M. Zeien